UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2020

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 N. Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of Class A Common Stock	PRPLW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Election of Paul Zepf as Chairman of the Board

On November 24, 2020, the Board of Directors appointed Paul Zepf to fill the vacant Chairman of the Board position effective December 1, 2020. Mr. Zepf has been serving as a Director since August 18, 2020, and previously served as a Board observer and advisor.

Appointment of Dawn Zier as a Director

On November 24, 2020, the Board of Directors appointed Dawn Zier to fill the vacated Board of Director position. The Company will compensate Ms. Zier for her service on the Board of Directors in the same manner as other directors, as described in the section titled “Executive Compensation – Director Compensation” of the Company’s Proxy Statement filed April 20, 2020, including a pro-rated portion for the current period. In addition, the Company granted Ms. Zier one thousand (1,000) shares of Class A common stock on November 30, 2020. The Company and Ms. Zier have entered into an Indemnification Agreement on substantially the same terms as indemnification agreements entered into with other directors.

Ms. Zier is the principal of Aurora Business Consulting, LLC, since February 2020, and advises companies on business transformation, digital/marketing acceleration, and high-performance teams. Ms. Zier served as President and CEO of Nutrisystem, a leading provider of weight loss solutions and services, and on its Board of Directors from 2012 until March 2019. Upon acquisition of Nutrisystem, Ms. Zier joined Tivity Health, a leading provider of nutrition, fitness and social engagement solutions, and served as President/Chief Operating Officer and as a Board Director of Tivity Health, as part of the transition, from March 2019 to December 2019. Prior to that she served in a variety of executive positions at Reader’s Digest Association, a global media and data marketing company, including President of International from 2011-2012, President of Europe from 2009-2011, and President of Global Consumer Marketing from 2008-2009. Ms. Zier also serves on the boards of The Hain Celestial Group, Inc., Spirit Airlines and Prestige Consumer Healthcare. Ms. Zier earned her MBA and Master of Engineering from the Massachusetts Institute of Technology.

Item 7.01 REGULATION FD DISCLOSURE.

On November 30, 2020, the Company issued a press release announcing the appointment of Paul Zepf as Chairman of the Board effective December 1, 2020, and the appointment of Dawn Zier as a Director. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release issued by the Company dated November 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2020	PURPLE INNOVATION, INC.

	By:	/s/ Craig L. Phillips
Craig L. Phillips
Chief Financial Officer

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